                                                                    EXHIBIT 99.2

                                                       (CONFORMED EXECUTED COPY)


                                 SIMMONS COMPANY

                          THIRD AMENDMENT AND WAIVER TO
                          CREDIT AND GUARANTY AGREEMENT

         THIS THIRD AMENDMENT AND WAIVER (this "Amendment") dated as of January 5, 2001 to the CREDIT AND GUARANTY AGREEMENT dated as of October 29, 1998 (as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of March 1, 1999 and that certain Second Amendment to Credit and Guaranty Agreement dated as of March 22, 2000, the "Credit Agreement") is entered into by and among SIMMONS COMPANY, a Delaware corporation (the "Company"), SIMMONS HOLDINGS, INC., a Delaware corporation ("Holdings"), the CREDIT SUPPORT PARTY listed on the signature papers hereto, CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent and UBS AG, STAMFORD BRANCH, as Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.

                                    RECITALS

         WHEREAS, Company has advised Lenders that the litigation with Serta disclosed on SCHEDULE 4.25 of the Credit Agreement (the "Subject Litigation") has been resolved and that the settlement liability of Holdings and its Subsidiaries in connection with the Subject Litigation is equal to $4,250,000;

         WHEREAS, Company has represented and warranted in Section 4.10 of the Credit Agreement that the Subject Litigation would not reasonably be expected to exceed $1,500,000;

         WHEREAS, Company requests that Requisite Lenders hereby waive the provisions of Section 3.2(b) of the Credit Agreement to the extent that such provisions require that the representations and warranties pertaining to the Subject Litigation in Section 4.10 of the Credit Agreement are true, correct and complete in all respects on and as of a Credit Extension Date;

         WHEREAS, Company and Requisite Lenders desire to amend the Credit Agreement to (i) permit Company to purchase an option to sell certain account receivables of The Heilig-

Meyers Company for an aggregate amount equal to no greater than $3,000,000, (ii) allow the sale and lease-back of certain equipment of Company and its Subsidiaries for an aggregate amount equal to no greater than $10,000,000, (iii) make certain amendments to the levels of certain financial covenants, (iv) make certain amendments to EXHIBIT M (Certain Adjustments to EBITDA) with respect to the Subject Litigation and (v) to make certain other amendments as set forth below; and

         WHEREAS, pursuant to Section 2.12(b) of the Credit Agreement, Company hereby notifies Administrative Agent and the Lenders of a permanent reduction in the aggregate amount of the Revolving Loan Commitments as set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

SECTION 1.1                AMENDMENTS TO SECTION 1: DEFINITIONS.

A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                           "PERMITTED SALE/LEASE-BACK TRANSACTIONS" means the
                  sale and lease-back of certain equipment of Company and its Subsidiaries to a third-party for an aggregate amount equal to no greater than $10,000,000, the terms and conditions of which shall be reasonably satisfactory to Administrative Agent.

                            "RECEIVABLES PUT OPTION" means the option purchased
                  by Company to sell certain account receivables of The Heilig-Meyers Company for an aggregate amount equal to no greater than $3,000,000, the terms and conditions of which shall be reasonably satisfactory to Syndication Agent and Administrative Agent.

B.   Section 1.1 of the Credit Agreement is hereby amended by restating clauses
(i) and (ii) of the definition of "APPLICABLE MARGIN" in their entirety as follows:

                  "(i) 2.25% per annum for Tranche B Term Loans which are Base Rate Loans and 2.50% per annum for Tranche C Term Loans which are Base Rate Loans; PROVIDED, if the Leverage Ratio in effect is greater than 4.75:1.00 then "APPLICABLE MARGIN" shall mean 2.50% per annum for Tranche B Term Loans which are Base Rate Loans and 2.75% per annum for Tranche C Term Loans which are Base Rate Loans, (ii) 3.25% per annum for Tranche B

                  Term Loans which are Eurodollar Rate Loans and 3.50% per annum for Tranche C Term Loans which are Eurodollar Rate Loans; PROVIDED, if the Leverage Ratio in effect is greater than 4.75:1.00 then "APPLICABLE MARGIN" shall mean 3.50% per annum for Tranche B Term Loans which are Eurodollar Rate Loans and 3.75% per annum for Tranche C Term Loans which are Eurodollar Rate Loans, and"

C. Section 1.1 of the Credit Agreement is hereby amended by restating the table set forth in the definition of "APPLICABLE MARGIN" in its entirety as follows:

   ================================================================================================================
                                    Applicable Margin for Tranche A
                                    Term Loans and                     Applicable Margin for Tranche A Term
                                     Revolving Loans which are         Loans,  Revolving Loans and Swing Line
   Leverage Ratio                   Eurodollar Loans                   Loans which are Base Rate Loans
   ----------------------------------------------------------------------------------------------------------------
    Greater than
    4.75:1.00                       3.00%                              2.00%
   ----------------------------------------------------------------------------------------------------------------
   Greater than
    4.25:1.00 and  #4.75:1.00       2.75%                              1.75%
   ----------------------------------------------------------------------------------------------------------------
    Greater than
     3.75:1.00 and #4.25:1.00       2.50%                              1.50%
   ----------------------------------------------------------------------------------------------------------------
    Greater than
     3.25:1.00 and #3.75:1.00       2.25%                              1.25%
   ----------------------------------------------------------------------------------------------------------------

   #3.25:1.00                       2.00%                              1.00%
   ================================================================================================================

SECTION 1.2    AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.

A. LIENS. Section 6.2 of the Credit Agreement is hereby amended by deleting the "and" at the end of subsection (viii) thereof, deleting the "." at the end of subsection (ix) thereof and inserting the phrase "; and " in lieu thereof, and further by inserting the following subsection (x) at the end thereof:

                  "(x) Liens in connection with the sale of any account receivable pursuant to the Receivables Put Option."

B. MINIMUM FIXED CHARGE COVERAGE RATIO. Section 6.6(a) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:


          ========================================================== =================================
                                                                      Minimum Fixed Charge Coverage
                                   Period                                         Ratio
          ========================================================== =================================
          The last day of Fiscal  Year  2000 - the day  immediately
          preceding the end of 1st Fiscal Quarter 2001                          1.40:1.00
          ---------------------------------------------------------- ---------------------------------

          The  last  day  of 1st  Fiscal  Quarter  2001  - the  day
          immediately preceding the end of 2nd Fiscal Quarter 2001              1.45:1.00
          ---------------------------------------------------------- ---------------------------------

          The  last  day  of 2nd  Fiscal  Quarter  2001  - the  day
          immediately preceding the end of 3rd Fiscal Quarter 2001              1.50:1.00
          ---------------------------------------------------------- ---------------------------------

          The  last  day  of 3rd  Fiscal  Quarter  2001  - the  day
          immediately preceding the end of Fiscal Year 2001                     1.65:1.00
          ---------------------------------------------------------- ---------------------------------

          The last day of Fiscal  Year  2001 - the day  immediately
          preceding the end of 2nd Fiscal Quarter 2002                          1.75:1.00
          ---------------------------------------------------------- ---------------------------------

          The last day of 2nd Fiscal Quarter 2002 and thereafter
                                                                                1.95:1.00
          ---------------------------------------------------------- ---------------------------------

C. MINIMUM CASH INTEREST COVERAGE RATIO. Section 6.6(b) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

          ========================================================== =================================
                                                                          Minimum Cash Interest
                                   Period                                     Coverage Ratio
          ========================================================== =================================

          The last day of Fiscal  Year  2000 - the day  immediately             1.65:1.00
          preceding the end of 1st Fiscal Quarter 2001
          ---------------------------------------------------------- ---------------------------------

          The  last  day  of 1st  Fiscal  Quarter  2001  - the  day             1.70:1.00
          immediately preceding the end of  2nd Fiscal Quarter 2001
          ---------------------------------------------------------- ---------------------------------

          The  last  day  of 2nd  Fiscal  Quarter  2001  - the  day             1.85:1.00
          immediately preceding the end of 3rd Fiscal Quarter 2001
          ---------------------------------------------------------- ---------------------------------

          ========================================================== =================================
                                                                          Minimum Cash Interest
                                   Period                                     Coverage Ratio
          ========================================================== =================================
          The  last  day  of 3rd  Fiscal  Quarter  2001  - the  day             2.10:1.00
          immediately preceding the end of Fiscal Year 2001
          ---------------------------------------------------------- ---------------------------------

          The last day of Fiscal  Year  2001 - the day  immediately             2.30:1.00
          preceding the end of 2nd Fiscal Quarter 2002
          ---------------------------------------------------------- ---------------------------------

          The last day of 2nd Fiscal Quarter 2002 - thereafter                  2.50:1.00
          ========================================================== =================================

D. MAXIMUM LEVERAGE RATIO. Section 6.6(c) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

          ========================================================== =================================
                                                                                 Maximum
                                   Period                                     Leverage Ratio
          ========================================================== =================================
          The last day of Fiscal  Year  2000 - the day  immediately             5.75:1.00
          preceding the end of 1st Fiscal Quarter 2001
          ---------------------------------------------------------- ---------------------------------

          The  last  day  of 1st  Fiscal  Quarter  2001  - the  day             5.60:1.00
          immediately preceding the end of 2nd Fiscal Quarter 2001
          ---------------------------------------------------------- ---------------------------------

          The  last  day  of 2nd  Fiscal  Quarter  2001  - the  day             5.00:1.00
          immediately preceding the end of Fiscal Year 2001
          ---------------------------------------------------------- ---------------------------------

          The last day of Fiscal Year 2001 and thereafter                        4.75:100
          ========================================================== =================================

E. FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS. Section 6.7 is hereby amended by adding the following clause (vii) at the end thereto as follows:

                  "(vii) Company and its Subsidiaries may sell assets in connection with any Permitted Sale/Lease-Back Transaction and in connection with the Receivables Put Option; provided, the sale of any account receivable pursuant to the Receivables Put Option shall not be deemed an Asset Sale for any purpose hereunder."

F. CONSOLIDATED CAPITAL EXPENDITURES. Section 6.8 of the Credit Agreement is hereby amended by deleting the reference to "$12,500,000" for the period ending 12/30/00 in the table set forth therein and substituting "$13,500,000" therefor.

G. SALES AND LEASE-BACKS. Section 6.9 of the Credit Agreement is hereby amended by adding the following proviso at the end thereto:

                  "; provided, further, that Company and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any Operating Lease entered into in connection with any Permitted Sale/Lease-Back Transaction; provided, further still, that the net proceeds from any such Permitted Sale/Lease-Back Transaction shall be deemed Net Asset Sale Proceeds for all purposes hereof but shall not be deemed Proposed Reinvestment Proceeds for purposes of Section 2.13."

SECTION 1.3     AMENDMENTS TO EXHIBITS.

         The Credit Agreement is hereby amended by deleting the current Exhibit M (Certain Adjustments to EBITDA) in its entirety and substituting therefor a new Exhibit M in the form of Annex A attached hereto.

SECTION 2.  WAIVER

         As of the Third Amendment Effective Date (as defined in Section 4 hereof), the Requisite Lenders hereby waive the provisions of Section 3.2(b) of the Credit Agreement to the extent that such provisions require that the representations and warranties pertaining to the Subject Litigation in Section
4.10 of the Credit Agreement are true, correct and complete in all respects on and as of a Credit Extension Date. The waiver set forth in this Section 2 shall be effective only as to the matters set forth specifically herein and shall not entitle the Company to any other waiver or agreement with respect to any other matter.

SECTION 3.  NOTICE OF REVOLVING LOAN COMMITMENT REDUCTION

         Pursuant to Section 2.12(b) of the Credit Agreement, Company hereby notifies Administrative Agent and each Lender that the aggregate amount of the Revolving Loan Commitments shall be permanently reduced by an amount equal to $20,000,000 on January 12, 2001, making the aggregate amount of the Revolving Loan Commitments $60,000,000 as of such date, and the Revolving Loan Commitments of each Lender shall be reduced proportionately to its Pro Rata Share.

SECTION 4.  CONDITIONS TO EFFECTIVENESS

         Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

A. EXECUTION. Credit Parties and Requisite Lenders shall have executed this Amendment.

B. AMENDMENT FEE. The Administrative Agent shall have received, for distribution to all Lenders executing this Amendment, an amendment fee equal to 0.200% of such Lender's outstanding Loans and Commitments.

C. OTHER FEES. The Agents shall have received all other fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

D. NECESSARY CONSENTS. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

E. OTHER DOCUMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties as Administrative Agent may reasonably request.


SECTION 5.  BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Company represents and warrants to each Lender that other than with respect to the Subject Litigation, the following statements are true, correct and complete in all material respects:

A. CORPORATE POWER AND AUTHORITY. Each Credit Party which is party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Credit Documents.

B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary corporate action on the part of each Credit Party.

C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit

Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Company or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or
(C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 5.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Third Amendment Effective Date.

D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Company and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION 6. ACKNOWLEDGMENT AND CONSENT

                  Simmons International Holdings Company, Inc. referred to herein as the "credit support party", and the Credit Documents to which they are a party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

         Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of Credit Support Party to any future amendments to the Credit Agreement.

SECTION 7.  MISCELLANEOUS

A.   REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS.

         (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit

         Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.




         BORROWER:           SIMMONS COMPANY


                             By:/s/ Brian P. Breen
                                -----------------------------------------------
                                    Name: Brian P. Breen
                                    Title: Vice President & Assistant Treasurer




         HOLDINGS:           SIMMONS HOLDINGS, INC.

                             By:/s/ Brian P. Breen
                                -----------------------------------------------
                                    Name: Brian P. Breen
                                    Title: Vice President & Assistant Treasurer


         CREDIT SUPPORT      SIMMONS INTERNATIONAL HOLDINGS COMPANY, INC.
         PARTIES:            (for the purposes of Section 6 only) as a Credit
                             Support Party

                             By:/s/ Brian P. Breen
                                -----------------------------------------------
                                    Name:
                                    Title:

LENDERS AND AGENTS           GOLDMAN SACHS CREDIT PARTNERS L.P.,

                             By: /s/ Elizabeth Fischer
                                -----------------------------------------------
                                     Authorized Signatory

                             UBS AG, STAMFORD BRANCH

                             By:/s/ Wilfred V. Saint
                                -----------------------------------------------
                             Name: Wilfred V. Saint
                             Title: Associate Director
                                    Banking Products Services

                            By:/s/ Lynne B. Alfarone
                                -----------------------------------------------
                             Name: Lynne B. Alfarone
                             Title: Associate Director
                                    Banking Products Services

                                WACHOVIA BANK, N.A.,

                                By:/s/ Howard Kim
                                   --------------------------------------------
                                Name: Howard Kim
                                Title: Senior Vice President

                                FLEET NATIONAL BANK

                                By: /s/ Frances L. Mueller
                                   --------------------------------------------
                                Name: Frances L. Mueller
                                Title: Vice President

                                U.S. BANK NATIONAL ASSOCIATION

                                By:____________________________________________
                                   Name:
                                   Title:

                                BHF-BANK AKTIENGESELLSCHAFT
                                NEW YORK BRANCH

                                By:/s/ Christopher J. Ruzzi
                                  ---------------------------------------------
                                Name: Christopher J. Ruzzi
                                Title: Vice President

                                By:/s/ Lisa Moraglia
                                   --------------------------------------------
                                Name: Lisa Moraglia
                                Title: Associate

                                SUNTRUST BANK

                                By:/s/ Katherine A. Boozer
                                  ---------------------------------------------
                                Name: Katherine A. Boozer
                                Title: Vice President

                                WELLS FARGO BANK, N.A.

                                By:/s/ Hugh Diddy
                                   --------------------------------------------
                                Name: Hugh Diddy
                                Title: Assistant Vice President

                            BAYERISCHE HYPO-UND VEREINSBANK, AG NEW YORK BRANCH

                                 By:/s/ Irv Roa
                                   --------------------------------------------
                                 Name: Irv Roa
                                 Title: Associate Director

                                 By:/s/ Vicky S. Soo
                                   --------------------------------------------
                                 Name: Vicky S. Soo
                                 Title: Associate Director

                             THE BANK OF NEW YORK

                             By:/s/ David C. Siegel
                                --------------------------------------------
                             Name: David C. Siegel
                             Title: Vice President

                             BANK AUSTRIA CREDITANSTALT
                             CORPORATE FINANCE, INC.

                             By: /s/ Francesco Ossino
                                 --------------------------------------------
                             Name: Francesco Ossino
                             Title: Vice President

                             By: /s/ David M. Harnisch
                                 --------------------------------------------
                             Name: David M. Harnisch
                             Title: Senior Vice President

                              HELLER FINANCIAL, INC.

                              By:/s/ Robert M. Reeg
                                 --------------------------------------------
                              Name: Robert M. Reeg
                              Title: Assistant Vice President

                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION

                              By: /s/ Toshimiro Hayashi
                                 --------------------------------------------
                              Name: Toshimiro Hayashi
                              Title: Senior Vice President

                                SENECA - CBO III

                                By:/s/ Charles Dicke
                                   --------------------------------------------
                                Name:/s/ Charles Dicke
                                Title: Portfolio Manager

                                 SCOTIABANC INC.

                                 By:/s/ William E. Zarrett
                                   --------------------------------------------
                                 Name: William E. Zarrett
                                 Title: Managing Director

                                 ALLSTATE LIFE INSURANCE COMPANY

                                 By:/s/ Jerry D. Zinkula
                                   --------------------------------------------
                                 Name: Jerry D. Zinkula
                                 Title: Authorized Signatory

                                 By: /s/ Charles D. Mires
                                   --------------------------------------------
                                 Name: Charles D. Mires
                                 Title: Authorized Signatory

                                 MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.

                                 By:/s/ Anthony Heyman
                                   --------------------------------------------
                                 Name: Anthony Heyman
                                 Title: Authorized Signatory

                                 HSBC BANK USA

                                 By:/s/ Carol A. Krause
                                   --------------------------------------------
                                 Name: Carol A. Krause
                                 Title: Vice President

                                FREMONT INVESTMENT & LOAN

                                By:/s/ Randolph M. Ross
                                  --------------------------------------------
                                Name: Randolph M. Ross
                                Title: Vice President - Senior Portfolio Manager

                                 AIMCO CDO SERIES 200 A

                                 By: /s/ Jerry D. Zinkula
                                   --------------------------------------------
                                 Name: Jerry D. Zinkula
                                 Title: Authorized Signatory

                                 By:/s/ Charles D. Mires
                                   --------------------------------------------
                                 Name: Charles D. Mires
                                 Title: Authorized Signatory

                                 AMARA 1 FINANCE LTD.
                                 BY: INVESCO SENIOR SECURED MANAGEMENT, INC.
                                 AS SUB-ADVISOR

                                 By: /s/ Thomas H. B. Ewald
                                   --------------------------------------------
                                 Name: Thomas H.B. Ewald
                                 Title: Authorized Signatory

                                 AMARA 2 FINANCE LTD.
                                 BY: INVESCO SENIOR SECURED MANAGEMENT, INC.
                                 AS SUB-ADVISOR

                                 By:/s/ Thomas H.B. Ewald
                                   --------------------------------------------
                                 Name: Thomas H.B. Ewald
                                 Title: Authorized Signatory

                                 NORTH AMERICAN SENIOR FLOATING RATE FUND
                                 BY: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC. AS PORTFOLIO MANAGER

                                 By:/s/ P.Jeffrey Huth
                                   --------------------------------------------
                                 Name: P. Jeffrey Huth
                                 Title: Principal

                                KZH CYPRESSTREE - 1 LLC

                                By:/s/ Kimberly Rowe
                                   --------------------------------------------
                                Name: Kimberly Rowe
                                Title: Authorized Agent

                              SENIOR DEBT PORTFOLIO

                              BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT
                                  ADVISOR

                              By:/s/ Payson E. Swaffield
                                 ----------------------------------------------
                              Name: Payson E. Swaffield
                              Title: Vice President

                              EATON VANCE SENIOR INCOME TRUST
                              BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                              By:/s/ Payson E. Swaffield
                                 ----------------------------------------------
                              Name: Payson E. Swaffield
                              Title: Vice President

                              EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                              BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                              By: /s/ Payson E. Swaffield
                                  --------------------------------------------
                              Name: Payson E. Swaffield
                              Title: Vice President

                              OXFORD STRATEGIC INCOME FUND
                              BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                              By:/s/ Payson E. Swaffield
                                 ----------------------------------------------
                              Name: Payson E. Swaffield
                              Title: Vice President

                              GRAYSON & CO.
                              BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

                              By:/s/ Payson E. Swaffield
                                 ----------------------------------------------
                              Name: Payson E. Swaffield
                              Title: Vice President

                             BAVARIA TRR CORPORATION

                             By:/s/ Lori Rezza
                                --------------------------------------------
                             Name: Lori Rezza
                             Title: Vice President

                             BLACK DIAMOND CLO 2000-1 LTD


                              By:/s/ Bernie Boggess
                                --------------------------------------------
                              Name: Bernie Boggess
                              Title: Director

                              BLACK DIAMOND INTERNATIONAL
                              FUNDING, LTD


                              By:/s/ Bernie Boggess
                                 ----------------------------------------------
                              Name: Bernie Boggess
                              Title: Director

                              LONGHORN CDO (CAYMAN) LTD.
                              BY: MERRILL LYNCH INVESTMENT MANAGERS, L.P.
                                 AS INVESTMENT ADVISOR

                              By:/s/ Anthony Heyman
                                 ----------------------------------------------
                              Name: Anthony Heyman
                              Title: Authorized Signatory

                              MASTER SENIOR FLOATING RATE TRUST


                              By:/s/ Anthony Heyman
                                 ----------------------------------------------
                              Name: Anthony Heyman
                              Title: Authorized Signatory

                          PROMETHEUS INVESTMENT FUNDING
                          NO. 1 LTD.
                          By: CPF Asset Advisory, L.P. as Investment Manager


                         By:/s/ Irv Roa
                            ------------------------------------------------
                         Name: Irv Roa
                         Title: Associate Director

                         By:/s/ Vicky S. Soo
                            ------------------------------------------------
                         Name: Vicky S. Soo
                         Title: Associate Director

                         TORONTO DOMINION (NEW YORK), INC.


                         By:/s/ Stacey Malek
                            --------------------------------------------
                         Name: Stacey Malek
                         Title: Vice President

                         STEIN ROE FLOATING RATE LIMITED
                         LIABILITY COMPANY

                         By:/s/ James R. Fellows
                            --------------------------------------------
                         Name: James R. Fellows
                         Title: Senior Vice President
                                Stein Roe & Farnham Incorporated,
                                as Advisor to the Stein Roe Floating Rate
                                Limited Liability Company

                         CITIBANK GLOBAL ASSET MANAGEMENT


                         By:__________________________________________
                         Name:
                         Title:


                                     ANNEX A

                                                                                        EXHIBIT M TO THE CREDIT
                                                                                         AND GUARANTY AGREEMENT

                                                           Simmons Company
                                                      Historical Adjusted EBITDA
                                                            ($ thousands)

                                      1997          1998          1999         Q1 `00        Q2 `00        Q3 `00        Q4 `00
--------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
EBITDA                                  53,325        58,682        52,612        Actual        Actual        Actual        Actual
     Interest Income                       256           184           201        Actual        Actual        Actual        Actual


Non-Recurring SWIFT/UNITE                2,347         2,208            --            --            --            --            --
Management Strategic Initiatives
     Strategic Initiative #1             1,363            --            --            --            --            --            --
     Strategic Initiative #2               330            --            --            --            --            --            --
     Strategic Initiative #3                --           418           444            --            --            --            --
Other

Discontinued Product Line                  799           772            --            --            --            --            --
Severance                                   --            --         6,600         3,800            --            --            --
H&H                                         --            --         6,883            --            --            --            --
Serta Settlement                            --            --            --            --            --            --         4,250
Serta Litigation Fees                       --            --            --            42           354         1,322           282

EBITDA, as Adjusted                     58,420        62,264        66,740


         The numbers set forth above under "EBITDA, as Adjusted" for periods prior to Fiscal Year 2000 shall be used as "Consolidated Adjusted EBITDA" in computing the covenants set forth in Section 6.6 of the Credit Agreement. EBITDA for each Fiscal Quarter in 2000 shall use the actual numbers for such quarter adjusted as provided under each heading '00. The severance and H&H adjustments for 1999 were incurred in the fourth Fiscal Quarter of 1999.